SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       January 28, 1999
                                                 -------------------------------

                        Lund International Holdings, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-16319                41-1568618
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


              911 Lund Boulevard, Anoka, MN                         55303
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code         612.576.4200
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

    THE FOLLOWING IS A SUMMARY OF THE DOCUMENTS DISCUSSED BELOW AND IS NOT INTENDED TO BE A COMPLETE DESCRIPTION OF SUCH DOCUMENTS OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF SUCH DOCUMENTS. REFERENCE IS MADE TO ALL SUCH DOCUMENTS FOR A COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF ALL SUCH DOCUMENTS.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 28, 1999, Lund International Holdings, Inc. (the "Company") purchased all of the issued and outstanding capital stock (the "Shares") of Smittybilt, Inc. ("Smittybilt"). The aggregate purchase price for the Shares was $18 million.

         In part, the Company funded the acquisition of the Shares by entering into an Investment Agreement, dated December 22, 1998), with LIH Holdings III, LLC ("LIH III"), Massachusetts Mutual Life Insurance Company ("MMLIC"), MassMutual Corporate Investors ("MMCI"), MassMutual Participation Investors ("MMPI"), MassMutual Corporate Value Partners Limited ("MMCVPL"), Liberty Mutual Insurance Company ("Liberty") and BancBoston Capital Inc. ("BancBoston") (collectively, the "Investors"). The Company also entered into a First Amendment to the Investment Agreement, dated January 27, 1999, with the Investors (such First Amendment and the Investment Agreement discussed above being collectively referred to herein as the "Investment Agreement"). Pursuant to the terms of the Investment Agreement, in connection with the acquisition of Smittybilt, the Company sold to the Investors, via a private placement, an aggregate of 71,428.5 shares of the Company's Series B Preferred Stock (collectively, the "Purchased Shares"). The shares of the Company's Series B Preferred Stock will be convertible into shares of the Company's common stock, at the option of the holder, upon approval by the Company's stockholders of such conversion. The aggregate purchase price for the Purchased Shares was $5,000,000.

         The Company also funded part of the acquisition price of the Shares with borrowings under Amendment No. 2 to Credit Agreement, dated December 23, 1998, with Heller Financial, Inc. ("Heller"), as agent, and as lender (the "Credit Agreement"). Also parties to the Credit Agreement were the following subsidiaries of the Company: Deflecta-Shield Corporation ("Deflecta"), Lund Industries, Incorporated ("Lund"), Belmor Autotron Corp. ("Autotron"), DFM Corp. ("DFM"), Lund Acquisition Corp., BAC Acquisition Co., Trailmaster Products, Inc., Delta III, Inc., Auto Ventshade Company ("AVS"), New Holdings, Inc. and Ventshade Holdings, Inc. The Second Credit Agreement was filed as Exhibit 10.3 to the Report on Form 8-K filed by the Company in connection with the acquisition by the Company of Ventshade Holdings, Inc. (the "Ventshade Acqusition"). The Company also entered into a Supplement to Credit Agreement, dated January 28, 1999, with Smittybilt, Heller and certain of the parties set forth above.

         The Company funded the balance of the acquisition price of the Shares by increasing the principal amount of promissory notes (the "Notes") issued under the Securities Purchase Agreement, dated December 23, 1998 (the "Securities Purchase Agreement"), with Deflecta, Lund, Autotron, DFM and AVS. Pursuant to the Securities Purchase Agreement, the Company also issued to such Purchasers additional warrants to purchase 18,409 shares of the Company's Series B Preferred Stock at an exercise price of $.11 per share or, under certain circumstances

(subject to adjustment in certain events, including the issuance of shares at less than fair market value, as defined), 184,090 shares of the Company's common stock (such Warrants and the Notes being collectively referred to herein as the "Securities"). The aggregate principal amount of the Notes issued pursuant to the terms of the Securities Purchase Agreement in connection with the acquisitions of Smittybilt and Ventshade Holdings, Inc. was $25,000,000 and the Company issued in the aggregate warrants to purchase 704,839 shares of the Company's common stock (or 70,483.9 shares of the Company's Series B Preferred Stock, if approved by the Company's stockholders). Pursuant to the terms of the Securities Purchase Agreement, the Companies may, upon notice to the Purchasers, prepay all or any part of the Notes upon the concurrent payment of certain premiums, ranging up to 3%, of the principal amount so prepaid. The Securities Purchase Agreement was filed as Exhibit 10.4 to the Report on Form 8-K filed by the Company in connection with the Ventshade Acquisition.

         As part of the transactions contemplated by the Securities Purchase Agreement and the Investment Agreement, the Company also entered into a Rights Agreement, dated December 22, 1998, with LIH Holdings, LLC, LIH Holdings II, LLC, LIH III (LIH Holdings, LLC, LIH Holdings II, LLC and LIH III being collectively referred to herein as the "LIH Entities"), BancBoston, Liberty, MMLIC, MMCVPL, MMCI, MMPI (MMLIC, MMCVPL, MMCI and MMPI being collectively referred to herein as the "MassMutual Entities") and National City Venture Corporation ("NCVC") (NCVC and the MassMutual Entities being collectively referred to herein as the "Mezzanine Entities"). The Company also entered into a First Amendment to Rights Agreement, dated January 27, 1999, with the parties set forth above (such First Amendment and the Rights Agreement discussed above being collectively referred to herein as the "Rights Agreement"). Pursuant to the terms of the Rights Agreement, the Company provided each of the LIH Entities, BancBoston, Liberty and the Mezzanine Entities certain demand and piggyback registration rights with respect to shares of the Company's common stock owned by them. The Rights Agreement further imposed certain restrictions on, and conditions to, transfers of equity securities of the Company owned by such investors. The Rights Agreement was filed as Exhibit 10.5 to the Report on Form 8-K filed by the Company in connection with the Ventshade Acquisition.

         Finally, in connection with the transactions outlined above, the Company entered into a Second Amended and Restated Governance Agreement, dated December 22, 1998 (the "Second Governance Agreement"), with the LIH Entities. The Second Governance Agreement amends and restates the Governance Agreement previously entered into by and between the Company and LIH Holdings, LLC, as amended through the date of the Second Governance Agreement, to add LIH III as a party. The Second Governance Agreement was filed as Exhibit 10.6 to the Report on Form 8-K filed by the Company in connection with the Ventshade Acquisition.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     EXHIBITS.

         10.1 Stock Purchase Agreement, dated January 7, 1999, among Smittybilt, Inc., Tom G. Smith, Debbie Smith, Tom Smith and Debbie Smith as Trustees of The Tom and Debbie Smith Family Trust Dated February 7, 1991, Tom Smith and Debbie Smith as Trustees of The Tom and Debbie Smith Charitable Remainder Unitrust Dated July 8, 1998 and Lund International Holdings, Inc.

         10.2 Investment Agreement, dated December 22, 1998 (the "Investment Agreement"), among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

         10.3 First Amendment to Investment Agreement, dated January 27, 1999, among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

         10.4 First Amendment to Rights Agreement, dated January 27, 1999, among LIH Holdings, LLC, LIH Holdings II, LLC, LIH Holdings III, LLC, BancBoston Capital Inc., Liberty Mutual Insurance Company, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual Corporate Investors, MassMutual Participation Investors, National City Venture Corporation and Lund International Holdings, Inc.

         10.5 Supplement to Credit Agreement, dated January 28, 1999, by Smittybilt, Inc. and Heller Financial, Inc. and Agent for the benefit of all Lenders (as defined).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LUND INTERNATIONAL HOLDINGS, INC.



Date: February 11, 1999                 By   /s/ Ronald C. Fox
                                               Ronald C. Fox
                                        Its  Chief Financial Officer

                                  EXHIBIT INDEX

         10.1 Stock Purchase Agreement, dated January 7, 1999, among Smittybilt, Inc., Tom G. Smith, Debbie Smith, Tom Smith and Debbie Smith as Trustees of The Tom and Debbie Smith Family Trust Dated February 7, 1991, Tom Smith and Debbie Smith as Trustees of The Tom and Debbie Smith Charitable Remainder Unitrust Dated July 8, 1998 and Lund International Holdings, Inc.

         10.2 Investment Agreement, dated December 22, 1998 (the "Investment Agreement"), among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

         10.3 First Amendment to Investment Agreement, dated January 27, 1999, among LIH Holdings III, LLC, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, Liberty Mutual Insurance Company, BancBoston Capital Inc. and Lund International Holdings, Inc.

         10.4 First Amendment to Rights Agreement, dated January 27, 1999, among LIH Holdings, LLC, LIH Holdings II, LLC, LIH Holdings III, LLC, BancBoston Capital Inc., Liberty Mutual Insurance Company, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Value Partners Limited, MassMutual Corporate Investors, MassMutual Participation Investors, National City Venture Corporation and Lund International Holdings, Inc.

         10.5 Supplement to Credit Agreement, dated January 28, 1999, by Smittybilt, Inc. and Heller Financial, Inc. and Agent for the benefit of all Lenders (as defined).